FORBEARANCE AND LOAN EXTENSION AGREEMENT

This FORBEARANCE AND LOAN EXTENSION AGREEMENT (this “Amendment”), is entered into this 4th day of April, 2016, by and between OCEAN THERMAL ENERGY CORPORATION (“OTE”), a Delaware corporation with an address of 800 South Queen Street, Lancaster, PA 17603 (the “Borrower”), and JEREMY P. FEAKINS & ASSOCIATES, LLC, a Delaware limited liability company with an address of 800 South Queen Street, Lancaster, PA 17603 (the “Lender”), on the following:

Premises

Borrower and Lender entered into that certain Loan Agreement as of April 1, 2014 (the “Loan Agreement”), providing for a loan of $2,265,000 from Lender to Borrower (the “Loan”). The obligation to repay the Loan is evidenced by that certain Promissory Note of even date executed and delivered by Borrower to Lender (the “Note”). As additional consideration for the Loan, Borrower granted to Lender a warrant to purchase 12,912,500 shares of Borrower’s common stock at a price of $0.425 per share at any time on or before one year from the date of OTE’s initial public offering on a public exchange (the “Warrant”). The Loan Agreement, the Note, and the Warrant are together referred to as the “Loan Documents.” Pursuant to the terms of the Loan Documents, the Note was payable in full on or before January 31, 2015. The Note was not paid when due and is now in default.

Lender desires to forbear from seeking collection of the Note and exercising its remedies under the Loan Documents in order to enhance its financial recovery and obtain an extension of the Warrant.

Agreement

NOW THEREFORE, for and in consideration of the foregoing premises, which are incorporated herein by reference, the mutual promises and covenants set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows.

1.           Confirmation of Indebtedness. Borrower confirms the indebtedness due Lender under the Loan Documents.

2.           Waiver of Default. Lender waives Borrower’s default as of the date of this Amendment under the Loan Documents and agrees not to take any action or seek any remedy or relief under any of the Loan Documents arising from the non-payment by Borrower of the Note and Loan as of the date hereof.

3.           Forbearance and Extension. Lender shall forbear from collecting the Loan and Note under the Loan Documents or exercising any right or remedy thereunder as of the date hereof and extends the due date for repayment of the Loan and the payment of the Note to January 31, 2017. The Lender shall mark conspicuously on the original of the Note in Lender’s possession the foregoing extension or, at the request of the Borrower, execute and deliver to Borrower an amendment or allonge to be affixed to the Note further evidencing such extension.

4.           Extension of Warrant. Borrower extends the expiration date of the Warrant so that it evidences the right of the Lender to purchase 12,912,500 shares of Borrower’s common stock at a price of $0.425 per share at any time on or before the later of January 31, 2017 or before one year from the date of OTE’s initial public offering on a public exchange. At the request of Lender, Borrower will execute and deliver to Lender a new replacement Warrant reflecting these revised terms against surrender of the original Warrant.

5.           Confirmation of Loan Documents. Except as expressly modified by the terms of this Amendment, the terms, covenants, conditions, representations, and warranties, and each of them, shall remain in full force and effect.

6.           Signature. This Amendment may be executed in multiple counterparts of like tenor, each of which shall be deemed an original and all of which taken together will constitute one and the same instrument. Counterpart signatures of this Amendment that are manually signed and delivered by a uniquely marked, computer-generated signature in portable document format (PDF) or other electronic method shall be deemed to constitute signed original counterparts hereof and shall bind the parties signing and delivering in such manner and shall be the same as the delivery of an original.

DATED as of the year and date first above written by the undersigned duly authorized signatories.

BORROWER:

OCEAN THERMAL ENERGY CORPORATION

By: /s/ Jeremy Feakins
Name: Jeremy Feakins
Title: Chairman & CEO

LENDER

JEREMY P. FEAKINS & ASSOCIATES LLC

By: /s/ Edward M. Baer
Name: Edward M. Baer
Title: Partner & CFO

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